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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 21, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                   001-16587              58-1597246
   (State or Other         (Commission File Number)   (I.R.S. Employer
   Jurisdiction of                                 Identification Number)
   Incorporation)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02  Entry into a Material Definitive Agreement.

           On August 21, 2007, Orion HealthCorp, Inc. ("Orion") entered into a first amendment to Credit Agreement (the "Credit Agreement"), dated December 1, 2006, among Orion, its subsidiaries and Wells Fargo Foothill, Inc. The amendment increases the commitment under the revolver from $2,000,000 to $2,500,000 and revises certain of the financial covenants contained in the Credit Agreement. This description of the first amendment is subject to and qualified by reference to the exact terms of the First Amendment to Credit Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

           The following exhibits are furnished as part of this current report:

           Exhibit      Description
           -------      -----------
           10.1         First Amendment to Credit Agreement, dated as of August
                        21, 2007, by and among Orion HealthCorp, Inc., each of the subsidiaries identified therein and Wells Fargo
                        Foothill, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ORION HEALTHCORP, INC.


                                          By:   /s/ Stephen H. Murdock
                                          ----------------------------
                                             Stephen H. Murdock
                                             Chief Financial Officer

Date: August 21, 2007

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
10.1              First Amendment to Credit Agreement, dated as of August 21,
                  2007, by and among Orion HealthCorp, Inc., each of the subsidiaries identified therein and Wells Fargo Foothill, Inc.